UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2008

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Lee Parkway, Suite 1200, Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 629-4301

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 19, 2008, the Company dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm. Effective as of that date, the Company has appointed BDO Seidman L.L.P. (“BDO”) to serve as the Company’s independent registered public accounting firm for the current fiscal year, which ends on December 31, 2008. The dismissal of KPMG and the engagement of BDO was authorized and approved by the Audit Committee of the Board of Directors of the Company.

KPMG’s report on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2006 and 2005 contained a separate paragraph stating the following:

“As discussed in notes 1(n) and 13 to the consolidated financial statements effective October 1, 2005, GAINSCO, INC. and subsidiaries adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment.”

During the two fiscal years ended December 31, 2007 and through the date of this report, there were: (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We have provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish us with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not KPMG agrees or disagrees with the foregoing statements and in what respects it disagrees. Attached as Exhibit 16.1 is a copy of KPMG’s letter to the SEC, dated June 25, 2008, stating whether it agrees with the above statements.

During each of our two most recent fiscal years and through the date of this report, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit 16.1 — Letter from KPMG to the Securities and Exchange Commission dated June 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.

/s/ Glenn W. Anderson
Glenn W. Anderson, President and Chief Executive Officer

DATED: June 25, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from KPMG to the Securities and Exchange Commission dated June 25, 2008.